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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM


We have issued our reports dated March 9, 2005, accompanying the consolidated financial statements in the Annual Report of Atlas Pipeline Partners, L.P. on Form 10-K for the year ended December 31, 2004. We hereby consent to the incorporation by reference of said reports in the Registration Statement of Atlas Pipeline Partners, L.P. on Form S-8.


                                              /S/ GRANT THORNTON LLP


Cleveland, Ohio
June 1, 2005